                                                                    EXHIBIT 10.4

                                  $85,000,000

                               CORIXA CORPORATION

                        4 1/4% CONVERTIBLE NOTES DUE 2008

                               PURCHASE AGREEMENT

                               DATED JUNE 9, 2003

                                TABLE OF CONTENTS

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                                                                                                                        PAGE
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1.       Representations and Warranties of the Company...............................................................     2
         1.1      Contents of Offering Circulars.....................................................................     2
         1.2      Exchange Act Compliance............................................................................     2
         1.3      Due Incorporation..................................................................................     2
         1.4      Subsidiaries.......................................................................................     2
         1.5      Purchase Agreement.................................................................................     3
         1.6      Indenture..........................................................................................     3
         1.7      Registration Rights Agreement......................................................................     3
         1.8      Authorized Stock...................................................................................     3
         1.9      Validly Issued Securities..........................................................................     3
         1.10     Underlying Securities..............................................................................     3
         1.11     No Conflict........................................................................................     4
         1.12     No Material Adverse Change.........................................................................     4
         1.13     Legal Proceedings; Exhibits........................................................................     4
         1.14     Not an Investment Company..........................................................................     4
         1.15     Compliance with Laws...............................................................................     4
         1.16     No Environmental Costs.............................................................................     5
         1.17     Absence of Material Charges........................................................................     5
         1.18     Good Title to Properties...........................................................................     5
         1.19     Descriptions in Offering Circular..................................................................     5
         1.20     Securities of Different Class......................................................................     6
         1.21     Exchange Act Reporting Company.....................................................................     6
         1.22     No Integration, General Solicitation or General Advertising........................................     6
         1.23     Sales in the United States or to U.S. Persons......................................................     6
         1.24     No Registration of the Securities or Qualification of the Indenture................................     6
         1.25     No Violation of Section 7 of the Exchange Act......................................................     7
         1.26     No Price Stabilization or Manipulation.............................................................     7
         1.27     Independent Public Accountants.....................................................................     7
         1.28     No Registration Rights.............................................................................     7
         1.29     Intellectual Property Rights.......................................................................     7
         1.30     No Labor Disputes..................................................................................     7
         1.31     Insurance..........................................................................................     7
         1.32     Governmental Permits...............................................................................     8
         1.33     Accounting Controls................................................................................     8
         1.34     Listing of Common Stock............................................................................     8
         1.35     Compliance with Laws; FDA Matters..................................................................     8

2.       Purchase and Sale Agreements................................................................................     9
         2.1      Firm Securities....................................................................................     9
         2.2      Additional Securities..............................................................................     9
         2.3      Market Standoff Provision..........................................................................     9
         2.4      Terms of Offering..................................................................................    10
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                                      -i-


                               TABLE OF CONTENTS
                                  (Continued)

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                                                                                                                        PAGE
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3.       Payment and Delivery........................................................................................    10

4.       Covenants of the Company....................................................................................    11
         4.1      Furnish Copies of Final Offering Circular..........................................................    11
         4.2      Notification of Amendments or Supplements..........................................................    11
         4.3      Preparing Amendments or Supplements................................................................    11
         4.4      Blue Sky Laws......................................................................................    11
         4.5      Use of Proceeds....................................................................................    12
         4.6      Subsequent Sales of Securities.....................................................................    12
         4.7      No Public Offering of Securities...................................................................    12
         4.8      Additional Information.............................................................................    12
         4.9      PORTAL.............................................................................................    12
         4.10     Resales by the Company and Affiliates..............................................................    12
         4.11     No Registration Under Section 8 of the Investment Company Act......................................    12
         4.12     Reservation of Underlying Securities...............................................................    12
         4.13     Listing of Underlying Securities...................................................................    13

5.       Conditions to the Initial Purchaser's Obligations...........................................................    13
         5.1      No Debt Downgrading................................................................................    13
         5.2      No Material Adverse Change.........................................................................    13
         5.3      Officer's Certificate..............................................................................    13
         5.4      Opinion of Company Counsel.........................................................................    13
         5.5      Opinion of Special Litigation Counsel to the Company.  The Initial Purchaser shall have received on the Closing Date an opinion of Cooley Godward LLP attached hereto as
                  Exhibit B.  The opinion shall be rendered to the Initial Purchaser at the request of the
                  Company and shall so state therein.................................................................    14
         5.6      Opinion of Special Regulatory Counsel to the Company.  The Initial Purchaser shall have received on the Closing Date an opinion of Hogan & Hartson LLP attached hereto as
                  Exhibit C.  The opinion shall be rendered to the Initial Purchaser at the request of the
                  Company and shall so state therein.................................................................    14
         5.7      Opinion of Initial Purchaser's Counsel.............................................................    14
         5.8      Accountant's Comfort Letter........................................................................    14
         5.9      Lock-Up Agreements.................................................................................    14
         5.10     PORTAL.............................................................................................    15
         5.11     Additional Documents...............................................................................    15

6.       Offering of Securities; Restrictions on Transfer............................................................    15
         6.1      Institutional Accredited Investor..................................................................    15
         6.2      Offering of Securities.............................................................................    15

7.       Expenses....................................................................................................    15

8.       Indemnity and Contribution..................................................................................    16


                               TABLE OF CONTENTS
                                  (Continued)

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         8.1      Indemnification by the Company.....................................................................    16
         8.2      Indemnification by the Initial Purchaser...........................................................    16
         8.3      Indemnification Procedures.........................................................................    17
         8.4      Contribution Agreement.............................................................................    17
         8.5      Contribution Amounts...............................................................................    18
         8.6      Remedies Not Exclusive.............................................................................    18
         8.7      Survival of Provisions.............................................................................    18

9.       Effectiveness...............................................................................................    19

10.      Termination.................................................................................................    19

11.      Reimbursement...............................................................................................    19

12.      Counterparts................................................................................................    19

13.      Headings; Table of Contents.................................................................................    19

14.      Notices.....................................................................................................    19

15.      Successors..................................................................................................    20

16.      Partial Unenforceability....................................................................................    20

17.      Governing Law...............................................................................................    21

18.      Consent to Jurisdiction.....................................................................................    21

19.      Entire Agreement............................................................................................    21

20.      Amendments..................................................................................................    21

21.      Sophisticated Parties.......................................................................................    21

SCHEDULE A...........................................................................................................     1

EXHIBIT A - Form of Legal Opinion of Company Counsel.................................................................     1

EXHIBIT B - Form of Legal Opinion of Special Litigation Counsel to the Company.......................................     1

EXHIBIT C - Form of Legal Opinion of Special Regulatory Counsel to the Company.......................................     1

EXHIBIT D - Form of Lock-Up Agreement................................................................................     1

                                  June 9, 2003

Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, California 94104

Ladies and Gentlemen:

         Introduction. Corixa Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell to Thomas Weisel Partners LLC (the "INITIAL PURCHASER"), an aggregate of $85,000,000 principal amount of its 4 1/4% Convertible Subordinated Notes due 2008, (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture dated as of June 13, 2003 (the "INDENTURE") between the Company and Wells Fargo Bank, National Association, as Trustee (the "TRUSTEE").

         The Company also proposes to issue and sell to the Initial Purchaser not more than an additional $15,000,000 aggregate principal amount of its 4 1/4% Convertible Subordinated Notes due 2008, (the "ADDITIONAL SECURITIES"), if and to the extent that you shall have determined to exercise the right to purchase such 4 1/4% Convertible Subordinated Notes due 2008 granted in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES".

         The Securities will be convertible into shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK"). The shares of Common Stock into which the Securities are convertible are hereinafter referred to as the "UNDERLYING SECURITIES."

         The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers as defined in Rule 144A under the Securities Act ("QIBs") in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

         The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date, between the Company and the Initial Purchaser (the "REGISTRATION RIGHTS AGREEMENT").

         In connection with the sale of the Securities, the Company has prepared a preliminary offering circular (the "PRELIMINARY OFFERING CIRCULAR") and will prepare a final offering circular (the "FINAL OFFERING CIRCULAR" and, with the Preliminary Offering Circular, each an "OFFERING CIRCULAR") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term "Offering Circular" shall include in each case the documents incorporated by reference therein. All references in this Purchase Agreement (this "AGREEMENT") to amendments of or supplements to an Offering Circular shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), which is or is deemed to be incorporated by reference in the Offering Circular.

         1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Initial Purchaser that:

                  1.1 Contents of Offering Circulars. (i) The Preliminary Offering Circular (other than pricing terms and other financial and other items intentionally left blank), at the date thereof, did not contain and, as amended or supplemented, if applicable, at the date thereof, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the Final Offering Circular, at the date thereof, did not contain and, as amended or supplemented, if applicable, at the date thereof, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Offering Circular, or any amendment or supplement thereto, based solely upon information furnished to the Company in writing by the Initial Purchaser through you expressly for use therein.

                  1.2      Exchange Act Compliance. The documents
incorporated or deemed to be incorporated by reference in either Offering Circular, at the time they were or hereafter are filed with the Securities and Exchange Commission (the "COMMISSION"), complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. \

                  1.3 Due Incorporation. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Offering Circular and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have any material adverse effect in the condition, financial or otherwise, or in the earnings, results of operations, business or operations of the Company and its subsidiaries, taken as a whole (hereinafter, a "MATERIAL ADVERSE EFFECT").

                  1.4 Subsidiaries. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Offering Circular and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  1.5 Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification hereunder may be limited under applicable law.

                  1.6 Indenture. The Indenture has been duly authorized by the Company, and when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

                  1.7 Registration Rights Agreement. The Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

                  1.8 Authorized Stock. The Company has an authorized capitalization as set forth in the Final Offering Circular and all of the issued shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

                  1.9 Validly Issued Securities. The Securities have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefore, will be validly issued and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits provided by the Indenture under which they are to be issued, which will be substantially in the form previously delivered to you; and the Securities and the Indenture will conform to the descriptions thereof in the Final Offering Circular.

                  1.10 Underlying Securities. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

                  1.11 No Conflict. Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, any other organizational document or by-laws or in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the performance or observance of any material obligation, covenant or condition contained in any agreement or other instrument binding upon the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities and the consummation of the transactions herein and therein contemplated will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company and its subsidiaries or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and the Underlying Securities (and by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement).

                  1.12 No Material Adverse Change. There has not occurred any change having a Material Adverse Effect, or any development that could reasonably be expected to result in a Material Adverse Effect since the date of the Final Offering Circular.

                  1.13 Legal Proceedings; Exhibits. There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Offering Circular and proceedings that would not have a Material Adverse Effect, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Offering Circular.

                  1.14 Not an Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Offering Circular, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  1.15 Compliance with Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations, including those relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "APPLICABLE LAWS"), (ii) have received all permits, licenses, authorizations or other approvals required of them under the Applicable Laws and have made all necessary filings required under the Applicable Laws, to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with the Applicable Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.

                  1.16 No Environmental Costs. To the Company's knowledge, the Company has no costs or liabilities associated with foreign, federal, state and local laws and regulations, relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect.

                  1.17 Absence of Material Charges. Subsequent to the date as of which information is given in the Final Offering Circular: (1) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the Final Offering Circular.

                  1.18 Good Title to Properties. The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all other property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  1.19 Descriptions in Offering Circular. The statements in each Offering Circular under the captions "Description of Notes," and "Description of Capital Stock," "Plan of Distribution" and "Transfer Restrictions" (excluding information furnished by the Initial Purchaser relating to the Initial Purchaser) and in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K, in "Item 1 - Legal Proceedings" of any quarterly report on Form 10-Q and in "Item 5 - Other Events" of any current report on Form 8-K included or incorporated by reference in the Final Offering Circular, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, are accurate and fairly summarize in all material respects the matters referred to therein.

                  1.20 Securities of Different Class. When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under
Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  1.21 Exchange Act Reporting Company. The Company is subject to Section 13 or 15(d) of the Exchange Act.

                  1.22 No Integration, General Solicitation or General Advertising. Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company, nor any person acting on its or their behalf (other than the Initial Purchaser and its Affiliates, as to whom no representation is made), has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  1.23 Sales in the United States or to U.S. Persons. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Thomas Weisel Partners), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act.

                  1.24 No Registration of the Securities or Qualification of the Indenture. Subject to compliance by the Initial Purchaser with the representations, warranties and agreements set forth herein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  1.25 No Violation of Section 7 of the Exchange Act. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

                  1.26 No Price Stabilization or Manipulation. Prior to the date hereof, neither the Company nor any of its Affiliates has taken any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

                  1.27 Independent Public Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are, to the Company's knowledge, independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

                  1.28 No Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right to include securities held by such person in any registration statement required under the Registration Rights Agreement with respect to the Securities.

                  1.29 Intellectual Property Rights. The Company and its subsidiaries own, possess, license or have other rights to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and, except as disclosed in the Offering Circulars, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  1.30 No Labor Disputes. No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

                  1.31 Insurance. The Company and its subsidiaries are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes is adequate and customary for the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  1.32 Governmental Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective business, except where any failure to possess such certificates, authorizations or permits could not be reasonably expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  1.33 Accounting Controls. The Company and each of its subsidiaries (i) makes and keeps accurate books and records in all material respects and (ii) maintains a system of internal accounting controls which provide reasonable assurance that: (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  1.34 Listing of Common Stock. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. is contemplating terminating such registration or listing.

                  1.35     Compliance with Laws; FDA Matters.

                           (a) The Company is, and its product candidates are,
in compliance in all material respects with all current and applicable laws, statutes, rules, regulations, or orders administered, issued and enforced by the Federal Food and Drug Administration (the "FDA") and any governmental entity having regulatory authority or jurisdiction over the Company and its products.

                           (b) Except as otherwise disclosed to the Initial
Purchaser, the Company has not received from the FDA or any other governmental entity any notice of adverse findings, FDA Form 483 inspectional observations, regulatory letters, notices of violations, warning letters, criminal proceeding notices under Section 305 of the Federal Food, Drug, and Cosmetic Act, or other similar communication from the FDA or other governmental entity, and there have been no seizures conducted or, to the Company's knowledge, threatened by the FDA or other governmental entity, and no recalls, market withdrawals, field notifications, notifications of misbranding or adulteration or safety alerts conducted, requested or, to the Company's knowledge, threatened by the FDA or other governmental entity relating to the products sold by the Company.

                           (c) Each Investigational New Drug (IND) submission
and related documents and information for the Company's product candidates has been filed, cleared and maintained in compliance in all material respects with applicable federal statutes, rules, regulations or orders administered or promulgated by the FDA or other governmental entity, and all laboratory and clinical studies intended to support approval of products have been conducted in compliance with all applicable regulations in all material respects. No filing or submission to the FDA or any other governmental entity, intended to be the basis for any regulatory approval, contains any material omission or material false information.

                           (d) The Company is not aware of any facts which are
reasonably likely to cause (i) the nonapproval or denial of approval of any pending regulatory applications, (ii) the withdrawal, recall or required additional approvals of any products currently sold by the Company, or (iii) a change in the manufacturing, marketing classification, labeling or intended use of any such marketed products, or (iv) a termination or suspension of marketing of any such products.

                  2.       Purchase and Sale Agreements.

                           2.1      Firm Securities. On the basis of the
representations and warranties contained in this Agreement, the Company hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, to purchase from the Company the principal amount of Firm Securities set forth in Schedule A hereto opposite its name at a purchase price of 96.5% of the principal amount thereof (the "PURCHASE PRICE").

                           2.2      Additional Securities. On the basis of the
representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchaser the Additional Securities, and the Initial Purchaser shall have a right to purchase, up to $15,000,000 principal amount of Additional Securities at the Purchase Price. If the Initial Purchaser elects to exercise such option, it shall so notify the Company in writing not later than thirteen (13) days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchaser and the date on which such Securities are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date.

                           2.3      Market Standoff Provision. The Company
hereby agrees that, without the prior written consent of Thomas Weisel Partners, it will not, during the period ending 90 days after the date of the Final Offering Circular, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder,

(B) the issuance by the Company of shares of Common Stock upon the exercise of options or warrants or the conversion of a security outstanding on the date hereof, (C) the issuance by the Company of shares of Common Stock and options to purchase Common Stock pursuant to the Company's existing stock option plans and employee stock purchase plans, (D) the issuance by the Company of securities pursuant to that certain Loan Agreement dated October 23, 1998 between Coulter Pharmaceutical, Inc. and SmithKline Beecham Corporation, provided, that any registration statement relating to the resale of securities issued pursuant to such Loan Agreement shall not be declared effective prior to the 90 day period of this Section 2.3, (E) the issuance of shares of Common Stock by the Company to entities affiliated with the Sprout Group in an amount up to $30 million, (F) the issuance of up to $2.5 million in Common Stock pursuant to that certain Private Equity Line Financing Agreement dated December 3, 2001 between the Company and BNY Capital Markets, Inc., and (G) the issuance of securities in an aggregate amount up to $12.5 million in connection with strategic acquisitions or alliances, so long as the party receiving securities from the Company executes an agreement agreeing to be bound to the same extent as the Company under this Section 2.3.

                           2.4      Terms of Offering. You have advised the
Company that the Initial Purchaser proposes to make an offering of the Securities purchased hereunder on the terms to be set forth in the Final Offering Circular as soon after this Agreement is entered into as in your judgment is advisable.

         3.       Payment and Delivery.

         The Securities to be purchased by the Initial Purchaser hereunder will be represented either in certificated form or by one or more definitive global securities in book-entry form, which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the account of the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the Purchase Price therefor by wire transfer of federal (same-day) funds to the account specified by the Company to Thomas Weisel Partners at least forty-eight (48) hours in advance, by causing DTC to credit the Securities to the account of Thomas Weisel Partners at DTC. The time and date of such delivery and payment for the Firm Securities shall be 10:00 a.m., New York City time, on June 13, 2003, or at such other time on the same or such other date, not later than June 24, 2003, as shall be designated in writing by you (the "CLOSING DATE"). The time and date of such delivery and payment for the Additional Securities shall be 10:00 a.m., New York City time, on the date specified in the notice described in Section 2.2, or at such other time on the same or such other date, not later than ten (10) business days after the date the option to purchase the Additional Securities is exercised, as shall be designated in writing by you (the "OPTION CLOSING DATE"). The Company will cause the certificates representing the Securities to be made available to Thomas Weisel Partners for checking at least twenty-four (24) hours prior to the Closing Date or the Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "DESIGNATED OFFICE").

         The documents to be delivered at the Closing Date or the Option Closing Date, as the case may be, by or on behalf of the parties hereto pursuant to
Section 5 hereof, including the cross-receipt for the Securities and any additional documents requested by the Initial Purchaser or counsel for the

Initial Purchaser pursuant to Section 5.13 hereof, will be delivered at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304 (the "Closing Location") at the Closing Date or the Option Closing Date, as the case may be. On the Closing Date or the Option Closing Date, as the case may be, the Securities represented by global securities in book-entry form will be delivered at the Designated Office. A meeting will be held at the Closing Location at 5 p.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be, at which meeting the final drafts of the documents to be delivered pursuant to this paragraph will be available for review by the parties hereto. For the purposes of this Section 3, "business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         4. Covenants of the Company. In further consideration of the agreements of the Initial Purchaser herein contained, the Company covenants with the Initial Purchaser as follows:

                  4.1 Furnish Copies of Final Offering Circular. To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 4.3 below, as many copies of the Final Offering Circular and any supplements and amendments thereto (including any documents incorporated or deemed incorporated by reference therein) as you may reasonably request.

                  4.2 Notification of Amendments or Supplements. Before amending or supplementing either Offering Circular, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

                  4.3 Preparing Amendments or Supplements. If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Circular in order to make the statements therein, in the light of the circumstances when the Final Offering Circular is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchaser, it is necessary to amend or supplement the Final Offering Circular to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchaser either amendments or supplements to the Final Offering Circular so that the statements in the Final Offering Circular as so amended or supplemented will not, in the light of the circumstances when the Final Offering Circular is delivered to a purchaser, be misleading or so that the Final Offering Circular, as amended or supplemented, will comply with applicable law.

                  4.4 Blue Sky Laws. To endeavor to qualify the Securities and the Underlying Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  4.5 Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Final Offering Circular.

                  4.6 Subsequent Sales of Securities. Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  4.7 No Public Offering of Securities. Not to solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  4.8 Additional Information. While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  4.9 PORTAL. If requested by you, to use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

                  4.10 Resales by the Company and Affiliates. During the period of two years after the Closing Date or the Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  4.11 No Registration Under Section 8 of the Investment Company Act. Not to be or become, at any time prior to the expiration of three years after the Closing Date (or the Option Closing Date, if later), an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
Section 8 of the Investment Company Act of 1940, as amended.

                  4.12 Reservation of Underlying Securities. To reserve and keep available at all times, free of preemptive rights, the Underlying Securities for the purpose of enabling the Company to satisfy any obligations to issue the Underlying Securities upon conversion of the Securities.

                  4.13 Listing of Underlying Securities. To use its best efforts to list, subject to notice of issuance, the Underlying Securities on the Nasdaq National Market on or prior to the 60th calendar day following the Closing Date.

         5. Conditions to the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

                  5.1 No Debt Downgrading. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities.

                  5.2 No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Offering Circular.

                  5.3 Officer's Certificate. The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer or President of the Company, to the effect set forth in Section 5.2 and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date, the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date and that as of the Closing Date, all agreements meeting the requirements of Section 601(b)(10) of Regulation S-K since and including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 have been filed pursuant to the Exchange Act, regardless of whether the obligation to file any such agreement has arisen.

                  5.4 Opinion of Company Counsel. The Initial Purchaser shall have received on the Closing Date an opinion of Orrick, Herrington & Sutcliffe LLP attached hereto as Exhibit A. The opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  5.5 Opinion of Special Litigation Counsel to the Company. The Initial Purchaser shall have received on the Closing Date an opinion of Cooley Godward LLP attached hereto as Exhibit B. The opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  5.6 Opinion of Special Regulatory Counsel to the Company. The Initial Purchaser shall have received on the Closing Date an opinion of Hogan & Hartson LLP attached hereto as Exhibit C. The opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  5.7 Opinion of Special Counsel to the Company. The Initial Purchaser shall have received on the Closing Date an opinion of Seed Intellectual Property Law Group PLLC attached hereto as Exhibit D. The opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  5.8 Opinion of Special Counsel to the Company. The Initial Purchaser shall have received on the Closing Date an opinion of Townsend and Townsend and Crew LLP attached hereto as Exhibit E. The opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  5.9 Opinion of Initial Purchaser's Counsel. The Initial Purchaser shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Initial Purchaser, dated the Closing Date, covering the matters referred to in Exhibit A, paragraphs (vi), (vii), (viii), (ix), (xii) (but only as to the statements in the Final Offering Circular under "Description of Notes," "Description of Capital Stock," "Transfer Restrictions" and "Plan of Distribution"), (xix) and
(xx). With respect to paragraph (xix) of Exhibit A, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Offering Circulars and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  5.10 Accountant's Comfort Letter. The Initial Purchaser shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Offering Circular; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  5.11 Lock-Up Agreements. The "lock-up" agreements, each substantially in the form of Exhibit F hereto, between you and each of the directors of the Company and each of the "officers" of the Company within the meaning of Section 16 of the Exchange Act, delivered to you on or before the Closing Date, shall be in full force and effect on the Closing Date.

                  5.12 PORTAL. The Securities have been designated for trading on PORTAL.

                  5.13 Additional Documents. On the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                  5.14 Registration Rights Agreement. The Initial Purchaser shall have received on the Closing Date the Registration Rights Agreement signed by the Company in substantially the form of Exhibit G hereto.

         The obligations of the Initial Purchaser to purchase Additional Securities hereunder are subject to the satisfaction of each of the above conditions on or prior to the Option Closing Date and to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication of the Additional Securities and other matters related to the execution and authentication of the Additional Securities.

         6.       Offering of Securities; Restrictions on Transfer.

                  6.1 Institutional Accredited Investor. The Initial Purchaser, represents and warrants that such Initial Purchaser is an institutional accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  6.2 Offering of Securities. The Initial Purchaser, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to persons that it reasonably believes to be QIBs, who in purchasing such Securities are deemed to have represented and agreed as provided in the Final Offering Circular under the caption "Transfer Restrictions."

         7. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Offering Circular and any amendments and supplements thereto, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchaser, in the quantities hereinabove specified; (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchaser, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing any Agreement by the Initial Purchaser, this Agreement, the Indenture, the Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offer, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as contemplated by
Section 4.4 hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment memoranda (not to exceed $5,000); (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing, issuing and delivering the Securities; (vii) the costs and charges of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (viii) the costs and charges of any transfer agent, registrar or depositary; (ix) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system; (x) all costs and expenses incident to listing the Underlying Securities on the Nasdaq National Market; (xi) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants (xii) all expenses in connection with any offer and sale of the Securities outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with offers and sales outside of the United States; and (xiii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         8.       Indemnity and Contribution.

                  8.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Offering Circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser through you expressly for use therein.

                  8.2 Indemnification by the Initial Purchaser. The Initial Purchaser agrees to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Offering Circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by the Initial Purchaser through you expressly for use therein.

                  8.3 Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Initial Purchaser and such control persons of the Initial Purchaser, such firm shall be designated in writing by Thomas Weisel Partners. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  8.4 Contribution Agreement. To the extent the indemnification provided for in Section 8.1 or Section 8.2 hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by Section 8.4(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8.4(i) above but also the relative fault of the Company on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchaser, in each case as set forth in the Final Offering Circular, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchaser's respective obligations to contribute pursuant to this Section 8.4 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

                  8.5 Contribution Amounts. The Company and the Initial Purchaser agree that it would not be just or equitable if contribution pursuant to Section 8.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8.6 Remedies Not Exclusive. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

                  8.7 Survival of Provisions. The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the Securities.

         9. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         10. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York or California shall have been declared by either federal or New York or California state authorities, (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse, or (v) in the judgment of the Initial Purchaser, there shall have occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations , whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, and (b) in the case of any of the events specified in Sections 10(a)(i)-10(a)(v), such event, individually or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Offering Circular.

         11. Reimbursement. If this Agreement shall be terminated by the Initial Purchaser, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchaser, for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

         12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         13. Headings; Table of Contents. The headings of the sections of this Agreement and the table of contents have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

         If to the Initial Purchaser:

                  Thomas Weisel Partners LLC
                  One Montgomery Street, Suite 3700
                  San Francisco, California 94104
                  Facsimile: (415) 364-2694
                  Attention: Jim Scopa

         with a copy to:

                  Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road
                  Palo Alto, California 94304
                  Attention: John Fore

         If to the Company:

                  Corixa Corporation
                  1124 Columbia St., Suite 200
                  Seattle, WA 98104
                  Facsimile: 206-754-5994
                  Attention: General Counsel

         with a copy to:

                  Orrick, Herrington & Sutcliffe LLP
                  719 Second Avenue, Suite 900
                  Seattle, Washington 98104
                  Attention: Stephen M. Graham

Any party hereto may change the address for receipt of communications by giving written notice to the others.

         15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the officers and directors and controlling persons referred to in Section 8 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from the Initial Purchaser merely by reason of such purchase.

         16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

         18. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

         19. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         20. Amendments. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

         21. Sophisticated Parties. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in each Offering Circular (and any amendments and supplements thereto).

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                          Very truly yours,

                                          CORIXA CORPORATION

                                          By: /s/ Steven Gillis
                                              __________________________________

                                          Name:   Steven Gillis
                                                ________________________________

                                          Title:  Chief Executive Officer
                                                 _______________________________

Accepted as of the date hereof

Thomas Weisel Partners LLC

By:  /s/ James P. Scopa
     _________________________________________

     Name:  James P. Scopa
            __________________________________

     Title: Partner
            __________________________________

                                   SCHEDULE A

                                                                  NUMBER OF FIRM
                                                                    SECURITIES
                    INITIAL PURCHASER                            TO BE PURCHASED
----------------------------------------------------------       ---------------
Thomas Weisel Partners LLC                                         $85,000,000

                                                                            SA-1